15.A) Custodian/Sub-custodian: THE HONG KONG & SHANGHAI BANKING CORP., LTD.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  HO CHI MINH CITY     State:    Zip Code:  Zip Ext.:
   D) Foreign Country: VIETNAM      Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X


   A) Custodian/Sub-custodian: BARCLAYS BANK OF ZAMBIA PLC.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  LUSAKA     State:    Zip Code:  Zip Ext.:
   D) Foreign Country: ZAMBIA      Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

 						X


   A) Custodian/Sub-custodian: BARCLAY BANK OF ZIMBABWE LIMITED
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  HARARE    State:    Zip Code:  Zip Ext.:
   D) Foreign Country: ZIMBABWE     Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X


  A) Custodian/Sub-custodian: THE HONG KONG & SHANGHAI BANKING CORP., LTD.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  MUMBAI     State:    Zip Code:  Zip Ext.:
   D) Foreign Country: INDIA     Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X


A) Custodian/Sub-custodian: SUMITOMO MITSUI BANKING CORP.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  TOKYO    State:    Zip Code:  Zip Ext.:
   D) Foreign Country: JAPAN     Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X


A) Custodian/Sub-custodian: THE HONG KONG & SHANGHAI BANKING CORP.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  SEOUL    State:    Zip Code:  Zip Ext.:
   D) Foreign Country: REPUBLIC OF KOREA    Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X


A) Custodian/Sub-custodian: CREDIT SUISSE
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  ZURICH    State:    Zip Code:  Zip Ext.:
   D) Foreign Country: SWITZERLAND    Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X


A) Custodian/Sub-custodian: UNITED OVERSEAS BANK LIMITED
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  SINGAPORE    State:    Zip Code:  Zip Ext.:
   D) Foreign Country: SINGAPORE    Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X